United States
                    Securities and Exchange Commission
                          Washington, DC  20549


                                 FORM 8-K
                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


    Date of report (Date of earliest event reported): April 14, 2010


                            NASB FINANCIAL, INC.
           (Exact Name of Registrant as Specified in its Charter)


                                  MISSOURI
       (State or Other Jurisdiction of Incorporation or Organization)


         0-24033                             43-1805201
 (Commission File Number)       (I. R. S. Employer Identification No.)


                          12498 South 71 Highway
                         Grandview, Missouri 64030
           (Address of Principal Executive offices)(Zip Code)


  Registrant's telephone number, including area code:  (816) 765-2200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(1) Dismissal of KPMG LLP. On April 14, 2010, the audit committee of the board of directors of NASB Financial, Inc. (the "Company") recommended and the board of directors subsequently approved the dismissal of the Company's independent accountant, KPMG LLP ("KPMG"), who was engaged on September 22, 2009, as the principal accountant to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2010.

KPMG has not issued any audit reports on the consolidated financial statements of the Company, and therefore, none exist that contain an adverse opinion or a disclaimer of opinion or were qualified or modified as to uncertainty, audit scope, or accounting principles.
KPMG has not issued any audit reports on the Company's effectiveness of internal control over financial reporting and therefore, none exist that contain an adverse opinion or a disclaimer of opinion or were qualified or modified as to uncertainty, audit scope, or accounting principles. During the period September 22, 2009 through April 14, 2010, there were no: (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events, except for the disagreement and reportable event described below.

The Company applies the equity method of accounting to its investment in Central Platte Holdings, LLC ("Central Platte"). During the course of KPMG's review of the Company's consolidated financial statements for the quarter ended December 31, 2009, KPMG informed the Company that, based upon paragraph 25 of EITF Issue 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, the Company should not evaluate the potential impairment of its investment in Central Platte using an undiscounted cash flow approach. Rather, KPMG believes that the Company should evaluate potential impairment of the Company's investment in Central Platte by comparing the Company's recorded investment to its estimated fair value. KPMG also informed the Company that if the investment was determined to be impaired, evidence existed which indicated that such impairment may have occurred in a prior period. Finally, KPMG informed the Company that if the Company's investment in Central Platte was determined to have been impaired in a prior period, the amount of impairment loss, if any, should be evaluated as the correction of an error.

The Company, with the concurrence of its previous auditors, BKD, LLP, ("BKD") currently evaluates its investment in Central Platte for possible impairment by comparing the recorded investment to the Company's expected future cashflows to be received on an undiscounted basis by analogy to Accounting Standards Codification Topic 360, Property, Plant, and Equipment (formerly referred to as Statement of Financial Accounting Standards No. 144 ("SFAS 144")), since ASC 323-10, does not provide guidance on how to determine impairment on equity method investments.

At KPMG's request, management estimated the fair value of the investment in Central Platte. After reviewing management's estimate of fair value, KPMG requested the Company obtain an independent third party appraisal of the fair value of the investment. KPMG did not complete their review of the fair value of the investment in Central Platte prior to their dismissal.

While the Company continues to evaluate whether it should change its accounting method in measuring impairment of the investment in preparing the financial statements for the quarter ended December 31, 2009, the Company disagrees with KPMG that its method of evaluating potential impairment of the investment in such period or in any prior periods was in error. The Chairman of the audit committee discussed this disagreement with KPMG. The Company has authorized KMPG to respond fully to the inquiries of BKD concerning the subject matter of the disagreement and reportable event.

The Company provided KPMG with a copy of this disclosure. The Company will file an amendment to this current report on Form 8-K following its receipt of KPMG's letter to the Securities and Exchange Commission ("SEC") responding to this disclosure.


(2) Engagement of BKD. On April 14, 2010, the Company re-engaged BKD to serve as its principal independent accountant to review the Company's consolidated financial statements for the quarter ended December 31, 2009, and for the duration of the year ending September
30, 2010.   BKD previously served as the Company's independent
accountant prior to the Company's engagement of KPMG. At the Company's request, BKD has consulted with the Company and KPMG on KPMG's views regarding the Company's accounting method for evaluating potential impairment of the Company's investment in Central Platte. On such matter, BKD stated they believed the undiscounted cashflow method used by the Company was permitted, under ASC 323-10-35-32. The Company intends to call the SEC's Office of the Chief Accountant to present its interpretation of authoritative guidance for measuring impairment of the investment in Central Platte and file its quarterly report for the quarter ended December 31, 2009, upon its determination of the accounting method to be utilized for such period.

The Company provided BKD with a copy of this disclosure.


Item 8.01 Other Events

As previously disclosed by the Company in its current report on Form 8-K filed with the SEC on February 19, 2010, the Company was notified by The NASDAQ Stock Market ("NASDAQ") of its non-compliance with Listing Rule 5250(c)(1), which requires the timely reporting of periodic financial statements. According to the notification received from NASDAQ, the Company was required to submit a plan no later than April 19, 2010 to regain compliance. As discussed herein, the Company continues to evaluate the proper accounting method for measuring impairment of the investment in the limited liability company for the quarter ended December 21, 2009, and thus has not yet filed its Form 10-Q for the quarter ended December 31, 2009. Because of the continuing disagreement regarding the application of accounting policy between the Company, BKD and KPMG, the Company notified NASDAQ on April 19, 2010 of its plan to regain compliance and requested an extension from NASDAQ to regain compliance by submitting its Form 10-Q for the quarter ended December 31, 2009, no later than 180 calendar days after the due date of the late filing, as permitted by NASDAQ Rule 5810(c)(2)(F).

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NASB FINANCIAL, INC.

April 20, 2010                       By:    /s/ Rhonda Nyhus
                                            Rhonda Nyhus
                                            Vice President and
                                              Treasurer